SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        25-Aug-03

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF May 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                                    333-101254
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

06-1204982
(I.R.S. Employer
Identification
Number)

1285 Avenue of the Americas
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

                 On      25-Aug-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Aug-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                          25-Aug-03

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                     08/25/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)                Prin
A-1                      57643LAS5              274,086,445           5,924,774
A-2                      57643LAT3              119,936,052           1,461,956
A-3                      57643LAU0              188,909,230           4,556,761
M-1                      57643LAV8               53,949,000                   0
M-2                      57643LAW6               39,067,000                   0
M-3                      57643LAX4                9,302,000                   0
M-4                      57643LAY2                8,557,000                   0
M-5                      57643LAZ9                8,185,000                   0
MV-6                     57643LBA3                3,162,000                   0
MF-6                     57643LBB1                8,000,000                   0
CE                           NA                  11,161,684                   0
P                            NA                         100                   0
R                            NA                           0                   0
Total                                           724,315,511          11,943,492


                                                      Total
Class                               Int        Distribution              Losses
A-1                             337,507           6,262,281                   0
A-2                             145,622           1,607,578                   0
A-3                             239,128           4,795,889                   0
M-1                              97,558              97,558                   0
M-2                             102,605             102,605                   0
M-3                              27,234              27,234                   0
M-4                              32,790              32,790                   0
M-5                              35,946              35,946                   0
MV-6                             13,886              13,886                   0
MF-6                             43,333              43,333                   0
CE                            3,325,120           3,325,120                   0
P                               201,843             201,843                   0
R                                     0                   0                   0
Total                         4,602,573          16,546,065                   0

                                 Ending             Current                Next
                            Certificate        Pass-Through        Pass-Through
Class                               Bal            Int Rate            Int Rate
A-1                         268,161,671             1.43000%            1.44000%
A-2                         118,474,096             1.41000%            1.42000%
A-3                         184,352,469             1.47000%            1.48000%
M-1                          53,949,000             2.10000%            2.11000%
M-2                          39,067,000             3.05000%            3.06000%
M-3                           9,302,000             3.40000%            3.41000%
M-4                           8,557,000             4.45000%            4.46000%
M-5                           8,185,000             5.10000%            5.11000%
MV-6                          3,162,000             5.10000%            5.11000%
MF-6                          8,000,000             6.50000%            6.50000%
CE                           11,161,684             5.50885%
P                                   100
R                                     0
Total                       712,372,019


AMOUNTS PER $1,000 UNIT

Class                              Prin                 Int               Total
A-1                           20.995767            1.196032            22.19180
A-2                           12.030082            1.198291            13.22837
A-3                           22.895192            1.201483            24.09668
M-1                            0.000000            1.808333             1.80833
M-2                            0.000000            2.626389             2.62639
M-3                            0.000000            2.927778             2.92778
M-4                            0.000000            3.831945             3.83194
M-5                            0.000000            4.391666             4.39167
MV-6                           0.000000            4.391667             4.39167
MF-6                           0.000000            5.416666             5.41667
CE                             0.000000          297.904912           297.90491
P                              0.000000          2018433.00          2018433.00

                                                     Ending
                                                Certificate
Class                            Losses                 Bal
A-1                            0.000000          950.291013
A-2                            0.000000          974.894845
A-3                            0.000000          926.268642
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
MV-6                           0.000000         1000.000000
MF-6                           0.000000         1000.000000
CE                             0.000000         1000.000000
P                              0.000000         1000.000000


Section 4.02 (ii),(xv)
INTEREST

                                Interest              Unpaid
                            Distribution            Interest
Class                             Amount              Amount
A-1                             337,507                   0
A-2                             145,622                   0
A-3                             239,128                   0
M-1                              97,558                   0
M-2                             102,605                   0
M-3                              27,234                   0
M-4                              32,790                   0
M-5                              35,946                   0
MV-6                             13,886                   0
MF-6                             43,333                   0
CE                            3,325,120                   0
P                               201,843                   NA
TOTAL                         4,602,573                   0

                    Reduction from the Allocation of:
                                                  Prepayment          Relief Act
                                Realized            Interest            Interest
Class                             Losses          Shortfalls          Shortfalls
A-1                                   0                   0                   0
A-2                                   0                   0                   0
A-3                                   0                   0                   0
M-1                                   0                   0                   0
M-2                                   0                   0                   0
M-3                                   0                   0                   0
M-4                                   0                   0                   0
M-5                                   0                   0                   0
MV-6                                  0                   0                   0
MF-6                                  0                   0                   0
CE                                    0                   0                   0
P                                     0                   0                   0
TOTAL                                 0                   0                   0

Section 4.02 (xvi), (xvii)
PPIS & RAIS
Prepayment Interest Shortfalls not
covered by the servicer pursuant to Section 3.24                              0

Relief Act Interest Shortfalls                                                0

Section 4.06 (xviii)
Overcollateralization Amount                                         11,161,684
Overcollateralization Release Amount                                          0
Overcollateralization Deficiency                                              0
Overcollateralization Target Amount                                  11,161,684
Monthly Excess Cashflow                                               3,325,120

Credit Enhancement Percentage                                            19.520%

Section 4.02 (v),(vi)
POOL
Stated Principal Balance of Mortgage Loans                          712,372,019
Number of Mortgage Loans                                                  4,420

Section 4.02 (vi)
WAC & WAM
Weighted Average Remaining Term to Maturity                                 338
Weighted Average Mortgage Interest Rate                                  7.8139%

Section 4.02 (iv)
P&I ADVANCES
Aggregate Advances for the Collection Period                          1,273,637

Section 4.02 (vii)
DELINQUENCIES
                                               Unpaid Prin              Stated
                                 Number                Bal                 Bal
30-59 Days                            41          8,219,727           8,203,277
60-89 Days                             8          1,356,963           1,353,887
90+ Days                               8            739,837             738,310
Foreclosures                          28          4,447,987           4,434,255
Bankruptcies                          13          2,012,090           2,009,577

Section 4.02 (v),(viii)
REO
Number of REO Loans                                                           0
Stated Principal Balance of REO Properties                                    0
Total Book Value of REO Properties:                                           0

Section 4.02 (viii)
Loans that became REO properties in the preceding calendar month:

                                            Unpaid Principal    Stated Principal
                             Loan Number             Balance             Balance
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0

                                            Unpaid Principal    Stated Principal
                             Loan Number             Balance             Balance
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0


Section 4.06 (xxii)
Stepdown Date Occurrence                                                      NO
Trigger Event Occurrence                                                      NO
Real Loss as a % of the Orig Pool Bal                                   0.00000%

Section 4.02 (iii),(xii)
FEES

Trustee Fee                                                              12,072
Servicing Fee                                                           301,692
Extraordinary Trust Fund Expenses                                             0

Section 4.02 (x), (xxiii)
AVAILABLE FUNDS

Principal:
     Scheduled Principal                                                563,196
     Prin Prepayments (incl. curtailments)                           11,380,296
     Liquidation Proceeds                                                     0
Total Principal                                                      11,943,492

Net Interest (net of servicing & trustee fee)                         4,400,730

Available Funds (total prin plus net int)                            16,344,222

Section 4.02 (i)
PREPAYMENT
PENALTIES

Prepayment Penalties                                                    201,843
Servicer Prepayment Charge Payment Amounts                                    0


Section 4.02 (xi)
LOSSES

Current Loss                                                                  0
Aggregate Realized Losses                                                    (0)

Section 4.06 (xxi)
Liquidation Report

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

Section 4.02 (xxi)
Aggregate Loss Severity Percentage                                       0.0000%

Section 4.02 (xxiv)
Net WAC Rate Carryover Amount

                                                Net WAC Rate             Amounts
                    Class                   Carryover Amount              Unpaid
                    A-1                                    0                   0
                    A-2                                    0                   0
                    A-3                                    0                   0
                    M-1                                    0                   0
                    M-2                                    0                   0
                    M-3                                    0                   0
                    M-4                                    0                   0
                    M-5                                    0                   0
                    MV-6                                   0                   0
                    MF-6                                   0                   0

Section 4.02 (xiv)
Ending Balance Factors
                                        Class                             Factor
                                        A-1                             0.950291
                                        A-2                             0.974895
                                        A-3                             0.926269
                                        M-1                             1.000000
                                        M-2                             1.000000
                                        M-3                             1.000000
                                        M-4                             1.000000
                                        M-5                             1.000000
                                        MV-6                            1.000000
                                        MF-6                            1.000000
                                        CE                              1.000000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Shannon Rantz
                    Name:  Shannon Rantz
                    Title: Assistant Vice President
                    U.S. Bank National Association as Trustee

Dated:                           8/25/03